Fidelity® Variable Insurance Products:

Overseas Portfolio

Annual Report

December 31, 2000

(2_fidelity_logos)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Performance and Investment Summary	<Click Here>	How the fund has done over time, and an overview of the fund's investments at the end of the period.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy, and outlook.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

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Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Market Environment

It used to be that there were few parallels between international equity market performance relative to stock markets in the United States. In recent years, however, e-commerce and other technological advances have made trade between nations that are oceans apart easier and more efficient than ever. Thus, with the U.S. being one of the world's favorite trading partners, the performance of international markets has become that much more sensitive to fluctuations in the U.S. At no time was this more apparent than during 2000. As U.S. equities skyrocketed in the first quarter of the year, so too did most worldwide markets. And when rising interest rates, a slowing economy and near record-high oil prices hammered U.S. stocks for the remainder of the year, international issues fell in sync. Fixed-income markets generally demonstrated similar parallels, as investors worldwide - including the U.S. - retreated to the safety and relatively high returns of bonds.

U.S. Stock Markets

Compared to 1999, stock market behavior and performance in 2000 unfolded in almost the exact opposite direction. For instance, the technology sector, which drove the NASDAQ Composite Index to a record-high annual return of 86.12% in 1999, caused the same index to fall 39.17% in 2000, the worst decline in the benchmark's history. Also in 1999, growth outperformed value, equities did better than bonds, and initial public offerings (IPOs) and Internet stocks were all the rage. Conversely, in 2000, value was the investment style of choice, Treasury and government bonds soared while most major equity indexes finished the year with negative returns, and many IPOs and Internet stocks were given the cold shoulder. A number of factors figured into this role reversal. The surging economic growth of the past few years was tempered by a series of interest-rate hikes by the Federal Reserve Board. A sharp increase in oil prices accelerated the slowdown, and the resulting effect led to a series of corporate earnings disappointments. For the 12-month period ending December 31, 2000, the large-cap weighted Standard & Poor's 500SM Index fell 9.10%, the blue-chip Dow Jones Industrial Average declined 4.71%, and the Russell 2000® Index - a barometer of small-cap stock performance - dropped 3.02%.

Foreign Stock Markets

Asian equity markets were among the poorest-performing stock markets in 2000, as several countries in the region struggled to overcome bad loans and less-than-effective financial restructuring programs. South Korea posted one of the worst numbers, as the Korea Composite Stock Price Index (KOSPI) declined 55.88% during the year. The TOPIX Index, a benchmark of the Japanese stock market, fell 32.79%. Although Hong Kong was among the more resilient markets in the region, concerns about a slowdown in the U.S. dragged the Hang Seng Index down 9.51% during the period. Many European stock markets also floundered in 2000, thanks to the sell-off in the so-called TMT sectors - meaning technology, media and telecommunications. As a result, margin pressures and significant capital outlays for third-generation mobile-phone licenses took their toll on corporate earnings, causing the Morgan Stanley Capital International Europe Index to decline 8.19% in 2000. The Canadian equity market was one of the only foreign players to enjoy positive performance. Heavily weighted in oil, gas and financial services - three of the year's best performing sectors - the Toronto Stock Exchange (TSE) 300 returned 3.78% for the 12-month period.

U.S. Bond Markets

Strong technical factors in the market propelled investment-grade bonds past stocks during the 12-month period that ended December 31, 2000. In its strongest showing since 1995, the Lehman Brothers Aggregate Bond Index - a proxy for taxable-bond performance - returned 11.63% during this time frame. Early in 2000, Treasuries assumed market leadership from the spread sectors - corporate, mortgage and agency bonds - a position it never relinquished. A growing federal budget surplus spurred the U.S. government in January to begin buying back outstanding debt and reducing future issuance. The scarcity premium created by a shrinking supply of long-dated Treasuries sent prices soaring and yields plummeting. Anticipation that the Fed was finished raising interest rates following a half-point hike in May, combined with persistent flights to safety from risk-averse investors concerned about volatility in equity markets, further bolstered the long bond, helping the Lehman Brothers Treasury Index return 13.52% during the period. Meanwhile, the Lehman Brothers U.S. Agency and Mortgage-Backed Securities indexes returned 12.18% and 11.16%, respectively. Agencies rallied later in the period behind reduced political risk surrounding government-sponsored enterprises, while discount mortgages surged on higher-than-normal prepayment activity due to a strong housing market. Corporates lagged behind, hurt somewhat by deteriorating credit conditions and growing supply pressures. Still, the Lehman Brothers Credit Bond Index closed out the period up a respectable 9.39%.

Foreign Bond Markets

For the most part, foreign bonds - like those in the U.S. - outperformed their equity counterparts, but absolute returns varied among nations and regions. International government debt, for instance, struggled against the threat and/or realization of higher interest rates, inflation fears, a weakening euro and skepticism about the economic reform efforts of certain countries. For the 12-month period ending December 31, 2000, international government bonds fell 2.63%, according to the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index. Conversely, emerging-markets bonds performed solidly throughout the year. The J.P. Morgan Emerging Markets Bond Index Global returned 14.41% for the 12-month period. During the past year, emerging-markets credit upgrades outnumbered downgrades by more than three to one.

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Overseas - Initial Class	-19.07%	10.44%	9.28%
MSCI EAFE	-14.01%	7.31%	8.34%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of December 31, 2000, the index included 1,404 equity securities of companies domiciled in 20 countries. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Foreign investments involve greater risks and potential rewards than U.S. investments. These risks include political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Overseas Portfolio - Initial Class on December 31, 1990. As the chart shows, by December 31, 2000, the value of the investment would have grown to $24,287 - a 142.87% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $22,269 - a 122.69% increase.

Investment Summary

Top Five Stocks as of December 31, 2000
% of fund's net assets
Nokia AB (Finland)	5.4
TotalFinaElf SA Class B (France)	3.6
Vodafone Group PLC (United Kingdom)	3.3
Sony Corp. (Japan)	2.5
Nikko Securities Co. Ltd. (Japan)	2.3
17.1
Top Five Market Sectors as of December 31, 2000
% of fund's net assets
Finance	21.0
Technology	17.2
Utilities	12.6
Health	6.2
Energy	5.8
Top Five Countries as of December 31, 2000
(excluding cash equivalents)	% of fund's net assets
Japan	24.5
United Kingdom	11.3
France	9.4
Finland	7.6
Netherlands	6.4
Percentages are adjusted for the effect of open futures contracts, if applicable.

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Overseas - Service Class	-19.18%	10.37%	9.24%
MSCI EAFE	-14.01%	7.31%	8.34%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of December 31, 2000, the index included 1,404 equity securities of companies domiciled in 20 countries. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Foreign investments involve greater risks and potential rewards than U.S. investments. These risks include political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Overseas Portfolio - Service Class on December 31, 1990. As the chart shows, by December 31, 2000, the value of the investment would have grown to $24,210 - a 142.10% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $22,269 - a 122.69% increase.

Investment Summary

Top Five Stocks as of December 31, 2000
% of fund's net assets
Nokia AB (Finland)	5.4
TotalFinaElf SA Class B (France)	3.6
Vodafone Group PLC (United Kingdom)	3.3
Sony Corp. (Japan)	2.5
Nikko Securities Co. Ltd. (Japan)	2.3
17.1
Top Five Market Sectors as of December 31, 2000
% of fund's net assets
Finance	21.0
Technology	17.2
Utilities	12.6
Health	6.2
Energy	5.8
Top Five Countries as of December 31, 2000
(excluding cash equivalents)	% of fund's net assets
Japan	24.5
United Kingdom	11.3
France	9.4
Finland	7.6
Netherlands	6.4
Percentages are adjusted for the effect of open futures contracts, if applicable.

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Overseas - Service Class 2	-19.30%	10.34%	9.23%
MSCI EAFE	-14.01%	7.31%	8.34%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of December 31, 2000, the index included 1,404 equity securities of companies domiciled in 20 countries. This benchmark includes reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Foreign investments involve greater risks and potential rewards than U.S. investments. These risks include political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Overseas Portfolio - Service Class 2 on December 31, 1990. As the chart shows, by December 31, 2000, the value of the investment would have grown to $24,175 - a 141.75% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $22,269 - a 122.69% increase.

Investment Summary

Top Five Stocks as of December 31, 2000
% of fund's net assets
Nokia AB (Finland)	5.4
TotalFinaElf SA Class B (France)	3.6
Vodafone Group PLC (United Kingdom)	3.3
Sony Corp. (Japan)	2.5
Nikko Securities Co. Ltd. (Japan)	2.3
17.1
Top Five Market Sectors as of December 31, 2000
% of fund's net assets
Finance	21.0
Technology	17.2
Utilities	12.6
Health	6.2
Energy	5.8
Top Five Countries as of December 31, 2000
(excluding cash equivalents)	% of fund's net assets
Japan	24.5
United Kingdom	11.3
France	9.4
Finland	7.6
Netherlands	6.4
Percentages are adjusted for the effect of open futures contracts, if applicable.

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Richard Mace,
Portfolio Manager of Overseas Portfolio

Q. How did the fund perform, Rick?

A. For the 12 months that ended December 31, 2000, the fund lagged the -14.01% return of the Morgan Stanley Capital International EAFE Index, which tracks the performance of stocks in Europe, Australasia and the Far East.

Q. Why did the fund underperform its index during the period?

A. Overweighting technology and telecommunications stocks was the biggest factor in our performance relative to the index. After a period of strong performance in late 1999 and early 2000, technology stocks experienced a global correction due to a number of negative trends. Specifically, growing concerns about the potential effect that weakening global economies might have on demand for technology products hurt our holdings in this sector, particularly our positions in South Korea and Japan. An unforeseen oversupply of semiconductors in the marketplace put pressure on stocks of electronic component manufacturers, such as Hyundai Electronics, Samsung Electronics and Kyocera. Turning to telecommunications, rising costs, increasing competitive pricing pressures and higher-than-expected licensing costs for 3G - or third generation - wireless communications bands sent shares of many European and Japanese telephone companies sharply lower. Elsewhere, the fund's overweighting of Japanese financials such as Nikko Securities and Nomura Securities detracted from performance.

Q. What strategies did you employ?

A. I began significantly reducing our overweighted energy holdings near the end of the period as it became clear to me that many of these stocks had reached unsustainable price levels. I took profits, for example, in some integrated oil producers and shipping stocks, such as TotalFinaElf, Teekay Shipping and Overseas Shipholding Group. For most of the period, overweighting energy and energy services stocks benefited performance as energy prices advanced sharply in response to tight supply and higher demand for oil. However, in the fourth quarter of 2000, I positioned the fund to benefit from a decline in oil prices due to my expectations of excess capacity and a slowdown in capital spending. During the past year, I also began increasing the concentration of the fund, eliminating some of the smaller and less attractive holdings to increase our positions in stocks with the greatest potential for growth. Adopting this strategy boosted the weighting of the fund's top-10 positions to roughly 25% of the fund's net assets, from roughly 19% of net assets a year ago.

Q. What factors contributed positively to the fund's relative performance?

A. Having out-of-benchmark positions in several Canadian stocks, many of which were energy companies, enhanced our performance. Our holdings in Talisman Energy, Rio Alto Exploration and Crestar Energy, the last of which I sold off during the period, all made positive contributions to the fund's return. Our out-of-benchmark positions in several strong-performing American pharmaceutical stocks, such as Bristol-Myers Squibb and Schering-Plough, helped as these stocks rose sharply on investors' flight to safety from weakening technology stocks in the latter half of the period. Additionally, several European banks made positive contributions to the fund, such as Royal Bank of Scotland and Lloyds TSB Group.

Q. What were some of the fund's other top performers? Which stocks disappointed?

A. Furukawa, a Japanese company that provides materials and components used in the manufacturing of electronics equipment such as cell phones, was hurt by the sell-off in the technology sector but still managed to stand out as the fund's top performer. TotalFinaElf, the French oil producer, was the fund's second-biggest contributor as investors reacted positively to its acquisition of Elf Aquitane and the rising demand for oil. Investors also rewarded Swiss foods company Nestle as a defensive play when it became clear that several economies were slowing down. On the down side, Kyocera, the fund's largest detractor, suffered from slowing demand for its electronic components products due to excess inventory at its end markets, and Softbank was hurt by the global correction among stocks of Internet and telephone-related companies. Meanwhile, Vodafone and Nippon Telegraph suffered from overall weakness in the telecommunications sector.

Q. What's your outlook, Rick?

A. I'll continue to look for undervalued companies relative to their estimated growth rates by using a combination of fundamental and historical analysis in partnership with our extensive team of international research analysts. While I will continue to monitor country and industry weightings, my focus will be on bottom-up stock selection. Shareholders in the fund should also be aware that the fund is likely to become more concentrated in its largest holdings in the months ahead.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks long-term growth of capital primarily by investments in foreign securities

Start date: January 28, 1987

Size: as of December 31, 2000, more than $2.5 billion

Manager: Richard Mace, since 1996; joined Fidelity in 1987

3

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio

Investments December 31, 2000

Showing Percentage of Net Assets

Common Stocks - 90.2%
	Shares	Value (Note 1)
Australia - 1.5%
BHP Ltd.	676,793	$ 7,167,082
Cable & Wireless Optus Ltd. (a)	4,076,100	8,470,861
News Corp. Ltd.	795,751	6,415,741
News Corp. Ltd. sponsored ADR	467,600	13,589,625
WMC Ltd.	682,300	2,918,595
TOTAL AUSTRALIA		38,561,904
Brazil - 0.2%
Telesp Celular Participacoes SA ADR	197,300	5,327,100
Canada - 3.1%
Alcan Aluminium Ltd.	257,600	8,823,212
Canadian Natural Resources Ltd. (a)	548,300	15,177,728
Nortel Networks Corp.	688,352	22,070,286
Rio Alto Exploration Ltd. (a)	571,300	12,422,879
Talisman Energy, Inc. (a)	508,900	18,890,265
TOTAL CANADA		77,384,370
Denmark - 0.2%
Tele Danmark AS Series B	148,300	6,069,079
Finland - 7.6%
Nokia AB	3,183,101	138,464,866
Sampo-Leonia Insurance Co. Ltd. (A Shares)	131,100	7,100,655
Sonera Corp.	221,200	4,021,335
UPM-Kymmene Corp.	1,257,700	43,300,438
TOTAL FINLAND		192,887,294
France - 9.4%
Aventis SA	102,760	8,657,530
AXA SA de CV	162,926	23,634,094
BNP Paribas SA	159,240	14,024,637
Castorama Dubois Investissements SA	96,450	25,074,897
Sanofi-Synthelabo SA	254,400	17,013,878
Suez Lyonnaise des Eaux	49,300	9,032,217
Television Francaise 1 SA	113,340	6,138,735
TotalFinaElf SA Class B	626,944	91,141,982
Vivendi Environment (a)	496,000	21,725,135
Vivendi Universal SA	331,300	21,875,969
TOTAL FRANCE		238,319,074
Germany - 3.6%
Allianz AG (Reg.)	53,900	20,237,362
BASF AG	517,700	23,489,981
Bayerische Hypo-und Vereinsbank AG	111,500	6,333,154
Deutsche Lufthansa AG (Reg.)	383,700	9,921,150
K&S AG	271,150	4,597,375
Muenchener Ruekversicherungs-Gesellschaft AG (Reg.)	27,000	9,691,366
Siemens AG	129,900	17,032,415
TOTAL GERMANY		91,302,803

	Shares	Value (Note 1)
Hong Kong - 2.5%
China Mobile (Hong Kong) Ltd. (a)	7,410,500	$ 40,201,960
Hutchison Whampoa Ltd.	1,370,600	17,089,228
Johnson Electric Holdings Ltd.	3,368,000	5,181,738
TOTAL HONG KONG		62,472,926
Ireland - 0.5%
Bank of Ireland, Inc.	1,360,338	13,518,458
Italy - 1.8%
Banca Intesa Spa	1,999,446	9,588,278
Olivetti Spa	1,883,500	4,515,244
San Paolo IMI Spa	486,500	7,913,669
Telecom Italia Spa	2,058,124	22,703,684
TOTAL ITALY		44,720,875
Japan - 23.0%
Advantest Corp.	36,400	3,405,439
Asahi Chemical Industry Co. Ltd. (a)	527,000	3,031,967
Canon, Inc.	587,000	20,529,860
Credit Saison Co. Ltd.	397,300	8,493,473
Daiwa Securities Group, Inc.	3,116,000	32,503,175
DDI Corp.	1,067	5,140,483
Fujitsu Ltd.	790,000	11,632,072
Furukawa Electric Co. Ltd.	1,176,000	20,513,422
Hitachi Chemical Co. Ltd.	132,000	3,093,119
Hitachi Zosen Corp. (a)	523,000	397,840
Ito-Yokado Co. Ltd.	367,000	18,290,636
JAFCO Co. Ltd.	58,800	5,398,269
Kyocera Corp.	146,900	15,598,944
Matsushita Electric Industrial Co. Ltd.	504,000	11,781,001
Mitsubishi Electric Corp.	1,064,000	6,540,107
Mitsubishi Estate Co. Ltd. (a)	646,000	6,890,968
Mitsui Fudosan Co. Ltd.	288,000	2,858,092
NEC Corp.	1,308,000	23,902,423
Net One Systems Co. Ltd.	135	3,364,082
NGK Insulators Ltd.	359,000	4,749,209
Nikko Securities Co. Ltd.	7,364,000	56,982,952
Nikon Corp.	326,000	3,483,186
Nintendo Co. Ltd.	54,000	8,494,011
Nippon Telegraph & Telephone Corp.	6,400	46,054,037
Nomura Securities Co. Ltd.	2,960,000	53,185,278
NTT DoCoMo, Inc.	1,096	18,878,378
Oki Electric Industry Co. Ltd. (a)	719,000	3,206,173
Omron Corp.	376,000	7,807,992
ORIX Corp.	105,600	10,581,237
Rohm Co. Ltd.	24,300	4,610,562
Softbank Corp.	211,300	7,334,625
Sony Corp.	891,100	61,931,453
Sumitomo Electric Industries Ltd.	172,000	2,818,292
Takeda Chemical Industries Ltd.	477,000	28,193,758
Tokyo Broadcasting System, Inc.	136,000	4,019,236
Tokyo Electron Ltd.	61,600	3,382,426
Toshiba Corp.	2,311,000	15,437,650
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Toyota Motor Corp.	1,058,600	$ 33,784,123
Yamanouchi Pharmaceutical Co. Ltd.	117,000	5,053,598
TOTAL JAPAN		583,353,548
Korea (South) - 2.5%
Hyundai Electronics Industries Co. Ltd. (a)	2,644,380	8,413,938
Kookmin Bank	456,200	5,373,424
Samsung Electronics Co. Ltd.	393,400	49,136,137
TOTAL KOREA (SOUTH)		62,923,499
Marshall Islands - 0.7%
Teekay Shipping Corp.	462,700	17,582,600
Mexico - 0.5%
Telefonos de Mexico SA de CV Series L sponsored ADR	183,700	8,289,463
TV Azteca SA de CV sponsored ADR	395,600	3,931,275
TOTAL MEXICO		12,220,738
Netherlands - 6.4%
ABN AMRO Holding NV	404,000	9,216,868
Akzo Nobel NV	148,000	7,974,172
Heineken NV	94,600	5,743,041
ING Groep NV (Certificaten Van Aandelen)	432,462	34,657,983
Koninklijke Ahold NV	874,103	28,290,695
Koninklijke Philips Electronics NV	509,924	18,742,200
Nutreco Holding NV	123,833	6,602,078
Royal Dutch Petroleum Co. (Hague Registry)	179,400	10,864,912
Unilever NV (Certificaten Van Aandelen)	240,200	15,249,681
United Pan-Europe Communications NV Class A (a)	372,200	3,814,460
Vendex KBB NV	699,457	9,197,595
VNU NV (a)	106,700	5,261,493
Wolters Kluwer NV (Certificaten Van Aandelen)	239,700	6,556,808
TOTAL NETHERLANDS		162,171,986
Norway - 0.4%
DNB Holding ASA	2,101,100	11,375,161
Singapore - 0.4%
Chartered Semiconductor Manufacturing Ltd. ADR (a)	96,000	2,532,000
Overseas Union Bank Ltd.	862,296	4,029,188
United Overseas Bank Ltd.	539,472	4,045,651
TOTAL SINGAPORE		10,606,839
Spain - 2.5%
Banco Santander Central Hispano SA	2,493,268	26,773,285
Telefonica SA (a)	2,182,400	36,180,526
TOTAL SPAIN		62,953,811

	Shares	Value (Note 1)
Sweden - 1.4%
Telefonaktiebolaget LM Ericsson AB (B Shares)	3,207,100	$ 35,879,433
Switzerland - 6.3%
Credit Suisse Group (Reg.)	175,864	33,595,554
Julius Baer Holding AG	982	5,402,431
Nestle SA (Reg.)	18,567	43,529,901
Novartis AG (Reg.)	9,266	16,465,354
The Swatch Group AG (Reg.)	56,300	14,770,762
UBS AG (Reg. D)	108,168	17,745,107
Zurich Financial Services Group AG	48,440	29,353,024
TOTAL SWITZERLAND		160,862,133
Taiwan - 1.3%
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	6,959,976	16,706,464
United Microelectronics Corp.	10,311,400	14,975,192
TOTAL TAIWAN		31,681,656
United Kingdom - 11.3%
Amvescap PLC	280,900	5,761,560
AstraZeneca PLC	135,900	6,998,850
Barclays PLC	260,100	8,045,105
BBA Group PLC	399,900	2,208,792
Billiton PLC	1,638,900	6,312,099
Carlton Communications PLC	1,076,700	9,820,589
Diageo PLC	632,500	7,081,470
GlaxoSmithKline PLC (a)	1,418,394	39,715,034
Granada Compass PLC (a)	540,214	5,874,853
HSBC Holdings PLC (Reg.)	948,941	13,968,405
Lloyds TSB Group PLC	2,699,200	28,527,910
Misys PLC	762,800	7,515,472
Reed International PLC	537,300	5,614,570
Reuters Group PLC	1,362,600	22,369,348
Rio Tinto PLC (Reg. D)	469,700	8,259,761
Royal Bank of Scotland Group PLC	707,200	16,701,303
SMG PLC	787,200	3,213,986
Vodafone Group PLC	23,066,303	82,606,360
WPP Group PLC	465,700	6,062,118
TOTAL UNITED KINGDOM		286,657,585
United States of America - 3.1%
Alcoa, Inc.	88,400	2,961,400
Bristol-Myers Squibb Co.	336,900	24,909,544
Micron Technology, Inc. (a)	383,000	13,596,500
Overseas Shipholding Group, Inc.	277,000	6,353,688
Pfizer, Inc.	151,500	6,969,000
Phelps Dodge Corp.	50,500	2,818,531
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Schering-Plough Corp.	168,400	$ 9,556,700
VoiceStream Wireless Corp. (a)	124,300	12,507,688
TOTAL UNITED STATES OF AMERICA		79,673,051
TOTAL COMMON STOCKS (Cost $2,127,822,902)		2,288,505,923
Investment Companies - 0.1%

Multi-National - 0.1%
European Warrant Fund, Inc. (Cost $5,021,599)	306,000	2,945,250
Government Obligations - 0.1%
Moody's Ratings (unaudited)		Principal Amount
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 5.62% to 5.92% 3/1/01 (c) (Cost $1,832,224)	-	$ 1,850,000	1,832,980
Cash Equivalents - 12.4%
	Shares
Fidelity Cash Central Fund, 6.53% (b)	301,572,259	301,572,259
Fidelity Securities Lending Cash Central Fund, 6.61% (b)	12,539,188	12,539,188
TOTAL CASH EQUIVALENTS (Cost $314,111,447)		314,111,447
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $2,448,788,172)		2,607,395,600
NET OTHER ASSETS - (2.8)%		(70,280,456)
NET ASSETS - 100%		$ 2,537,115,144
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
334 Topix Index Contracts (Japan)	March 2001	$ 37,453,442	$ (1,901,583)

The face value of futures purchased as a percentage of net assets - 1.5%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,828,026.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $3,777,940,769 and $3,575,161,069, respectively, of which long-term U.S. government and government agency obligations aggregated $0 and $4,717,128, respectively.

The market value of futures contracts opened and closed during the period amounted to $61,278,260 and $36,693,285, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $27,052 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $14,141,574. The fund received cash collateral of $12,539,188 which was invested in cash equivalents and U.S. Treasury Obligations valued at $3,004,205.

Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $2,482,126,185. Net unrealized appreciation aggregated $125,269,415, of which $450,517,405 related to appreciated investment securities and $325,247,990 related to depreciated investment securities.

The fund hereby designates approximately $168,492,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Overseas Portfolio

Fidelity Variable Insurance Products: Overseas Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (cost $2,448,788,172) - See accompanying schedule		$ 2,607,395,600
Cash		410,567
Foreign currency held at value (cost $16,542,874)		16,494,649
Receivable for investments sold		14,088,356
Receivable for fund shares sold		1,319,165
Dividends receivable		3,126,047
Interest receivable		1,333,508
Other receivables		47,468
Total assets		2,644,215,360
Liabilities
Payable for investments purchased	$ 5,489,870
Payable for fund shares redeemed	86,891,648
Accrued management fee	1,580,315
Distribution fees payable	24,938
Payable for daily variation on futures contracts	277,318
Other payables and accrued expenses	296,939
Collateral on securities loaned, at value	12,539,188
Total liabilities		107,100,216
Net Assets		$ 2,537,115,144
Net Assets consist of:
Paid in capital		$ 2,113,593,127
Undistributed net investment income		11,909,270
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		254,959,225
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		156,653,522
Net Assets		$ 2,537,115,144
Initial Class: Net Asset Value, offering price and redemption price per share ($2,267,507,253 ÷ 113,384,526 shares)		$20.00
Service Class: Net Asset Value, offering price and redemption price per share ($257,257,175 ÷ 12,898,922 shares)		$19.94
Service Class 2: Net Asset Value, offering price and redemption price per share ($12,350,716 ÷ 620,451 shares)		$19.91

Statement of Operations

	Year ended December 31, 2000
Investment Income Dividends		$ 33,909,899
Special dividend from BCE, Inc.		5,241,627
Interest		13,944,091
Security lending		633,605
		53,729,222
Less foreign taxes withheld		(4,277,376)
Total income		49,451,846
Expenses
Management fee	$ 20,988,116
Transfer agent fees	1,902,696
Distribution fees	240,182
Accounting and security lending fees	1,364,621
Non-interested trustees' compensation	14,579
Custodian fees and expenses	1,343,421
Audit	62,512
Legal	20,798
Miscellaneous	98,289
Total expenses before reductions	26,035,214
Expense reductions	(650,499)	25,384,715
Net investment income		24,067,131
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	267,186,772
Foreign currency transactions	(1,366,056)
Futures contracts	(207,130)	265,613,586
Change in net unrealized appreciation (depreciation) on:
Investment securities	(846,361,343)
Assets and liabilities in foreign currencies	(136,163)
Futures contracts	(2,351,973)	(848,849,479)
Net gain (loss)		(583,235,893)
Net increase (decrease) in net assets resulting from operations		$ (559,168,762)
Other Information Expense reductions Directed brokerage arrangements		$ 639,759
Custodian credits		10,740
		$ 650,499

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2000	Year ended December 31, 1999
Operations Net investment income	$ 24,067,131	$ 24,385,652
Net realized gain (loss)	265,613,586	279,081,035
Change in net unrealized appreciation (depreciation)	(848,849,479)	567,840,640
Net increase (decrease) in net assets resulting from operations	(559,168,762)	871,307,327
Distributions to shareholders From net investment income	(34,503,154)	(31,839,750)
In excess of net investment income	(6,990,235)	-
From net realized gain	(261,723,629)	(51,354,434)
Total distributions	(303,217,018)	(83,194,184)
Share transactions - net increase (decrease)	518,278,056	(16,452,995)
Total increase (decrease) in net assets	(344,107,724)	771,660,148
Net Assets
Beginning of period	2,881,222,868	2,109,562,720
End of period (including undistributed net investment income of $11,909,270 and $10,707,600, respectively)	$ 2,537,115,144	$ 2,881,222,868
Other Information:
	Year ended December 31, 2000		Year ended December 31, 1999
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	180,026,822	$ 4,102,377,245	137,488,784	$ 2,927,082,596
Reinvested	11,650,005	284,959,118	4,250,326	81,691,268
Redeemed	(178,033,342)	(4,052,515,974)	(145,444,173)	(3,101,747,139)
Net increase (decrease)	13,643,485	$ 334,820,389	(3,705,063)	$ (92,973,275)
Service Class Sold	68,519,615	$ 1,560,576,350	18,969,271	$ 422,534,083
Reinvested	747,241	18,247,616	78,277	1,502,916
Redeemed	(61,639,680)	(1,408,864,371)	(15,508,477)	(347,516,719)
Net increase (decrease)	7,627,176	$ 169,959,595	3,539,071	$ 76,520,280
Service Class 2 A Sold	734,419	$ 15,878,729
Reinvested	421	10,284
Redeemed	(114,389)	(2,390,941)
Net increase (decrease)	620,451	$ 13,498,072
Distributions From net investment income Initial Class		$ 32,471,354		$ 31,264,560
Service Class		2,030,655		575,190
Service Class 2 A		1,145		-
Total		$ 34,503,154		$ 31,839,750
In excess of net investment income Initial Class		$ 6,578,599		$ -
Service Class		411,405		-
Service Class 2 A		231		-
Total		$ 6,990,235		$ -
From net realized gain Initial Class		$ 245,909,165		$ 50,426,708
Service Class		15,805,556		927,726
Service Class 2 A		8,908		-
Total		$ 261,723,629		$ 51,354,434
		$ 303,217,018		$ 83,194,184

H Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Overseas Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 27.44	$ 20.06	$ 19.20	$ 18.84	$ 17.06
Income from Investment Operations
Net investment income D	.19 G	.24	.23	.30	.32 H
Net realized and unrealized gain (loss)	(4.93)	7.95	2.13	1.70	1.88
Total from investment operations	(4.74)	8.19	2.36	2.00	2.20
Less Distributions
From net investment income	(.31)	(.31)	(.38)	(.33)	(.20)
In excess of net investment income	(.06)	-	-	-	-
From net realized gain	(2.33)	(.50)	(1.12)	(1.31)	(.22)
Total distributions	(2.70)	(.81)	(1.50)	(1.64)	(.42)
Net asset value, end of period	$ 20.00	$ 27.44	$ 20.06	$ 19.20	$ 18.84
Total Return B, C	(19.07)%	42.55%	12.81%	11.56%	13.15%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 2,267,507	$ 2,736,851	$ 2,074,843	$ 1,926,322	$ 1,667,601
Ratio of expenses to average net assets	.89%	.91%	.91%	.92%	.93%
Ratio of expenses to average net assets after expense reductions	.87% F	.87% F	.89% F	.90% F	.92% F
Ratio of net investment income to average net assets	.84%	1.10%	1.19%	1.55%	1.84%
Portfolio turnover rate	136%	78%	84%	67%	92%

Financial Highlights - Service Class

Years ended December 31,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 27.39	$ 20.04	$ 19.20	$ 19.36
Income from Investment Operations
Net investment income D	.17 G	.22	.15	.01
Net realized and unrealized gain (loss)	(4.93)	7.94	2.19	(.17)
Total from investment operations	(4.76)	8.16	2.34	(.16)
Less Distributions
From net investment income	(.30)	(.31)	(.38)	-
In excess of net investment income	(.06)	-	-	-
From net realized gain	(2.33)	(.50)	(1.12)	-
Total distributions	(2.69)	(.81)	(1.50)	-
Net asset value, end of period	$ 19.94	$ 27.39	$ 20.04	$ 19.20
Total Return B, C	(19.18)%	42.44%	12.69%	(0.83)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 257,257	$ 144,371	$ 34,720	$ 931
Ratio of expenses to average net assets	.99%	1.01%	1.01%	1.02% A
Ratio of expenses to average net assets after expense reductions	.97% F	.98% F	.97% F	1.01% A, F
Ratio of net investment income to average net assets	.74%	1.00%	.80%	.31% A
Portfolio turnover rate	136%	78%	84%	67%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G Investment income per share reflects a special dividend (from BCE, Inc.) which amounted to $.04 per share.

H Investment income per share reflects a special dividend which amounted to $.05 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Year ended December 31,	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 26.16
Income from Investment Operations
Net investment income D	.12 G
Net realized and unrealized gain (loss)	(3.68)
Total from investment operations	(3.56)
Less Distributions
From net investment income	(.30)
In excess of net investment income	(.06)
From net realized gain	(2.33)
Total distributions	(2.69)
Net asset value, end of period	$ 19.91
Total Return B, C	(15.50)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 12,351
Ratio of expenses to average net assets	1.15% A
Ratio of expenses to average net assets after expense reductions	1.13% A, F
Ratio of net investment income to average net assets	.58% A
Portfolio turnover rate	136%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C The total returns would have been lower had certain expenses not been reduced during the period shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class'expenses.

G Investment income per share reflects a special dividend (from BCE, Inc.) which amounted to $.04 per share.

See accompanying notes which are an integral part of the financial statements.

Overseas Portfolio

Notes to Financial Statements

For the period ended December 31, 2000

1. Significant Accounting Policies.

Overseas Portfolio (the fund) is a fund of Variable Insurance Products Fund (the trust) (referred to in this report as Fidelity Variable Insurance Products: Overseas Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers three classes of shares: the fund's original class of shares (Initial Class shares), Service Class shares and Service Class 2 shares. The fund commenced sale of Service Class 2 shares on January 12, 2000. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution plan.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities (other than short-term securities), and the market value of future contracts opened and closed, is included under the caption "Other Information" at the end of the fund's schedule of investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .72% of average net assets.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co. (FMRC) will serve as a sub-adviser for the fund. FMRC may provide investment research and advice and may also provide investment advisory services for the fund. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services.

Overseas Portfolio

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate Distribution and Service Plans with respect to each Service Class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. For the period, this fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets. Initial Class shares are not subject to a 12b-1 fee.

For the period, each class paid FDC the following amounts, all of which was reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

Service Class	$ 230,223
Service Class 2	9,959
$ 240,182

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives asset-based fees with respect to each account in a fund. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annual rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 1,743,958
Service Class	155,637
Service Class 2	3,101
$ 1,902,696

Accounting and Security Lending Fees. Fidelity Service Company, an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Information regarding the value of securities loaned and the value of collateral at period end is included under the caption "Other Information" at the end of the fund's schedule of investments.

6. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses.

In addition, through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses.

For the period, the reductions under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.

7. Beneficial Interest.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 13% of the outstanding shares of the fund. In addition, two unaffiliated insurance companies were each record owners of more than 10% of the total outstanding shares of the fund totaling 43%.

Overseas Portfolio

Report of Independent Accountants

To the Trustees of Variable Insurance Products Fund and the Shareholders of Overseas Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Overseas Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Overseas Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 9, 2001

Annual Report

Distributions

The Board of Trustees of Overseas Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	2/2/01	2/2/01	$0.93	$1.47
Service Class	2/2/01	2/2/01	$0.92	$1.47
Service Class 2	2/2/01	2/2/01	$0.93	$1.47

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Income	Taxes
Initial Class	$.349	$.028
Service Class	$.346	$.028
Service Class 2	$.346	$.028

Annual Report

Annual Report

Overseas Portfolio

Overseas Portfolio

Overseas Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard A. Spillane Jr., Vice President
Richard R. Mace Jr., Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Marie F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

William S. Stavropoulos

* Independent trustees

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Co., Inc.
Boston, MA

Custodian

The Chase Manhattan Bank
New York, NY

VIPOVRS-ANN-0201 125277
1.540205.103